Stock-based compensation	6 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
Stock-based compensation

Note 13 - Stock-based compensation

The Company recognized no stock-based compensation expense during the six months ended June 30, 2026, compared with $7.8 million during the six months ended June 30, 2025, during which time the Company underwent its initial public offering.

There were no changes to the Company’s stock-based payment arrangements during the six months ended June 30, 2026 from those described in the Company’s Annual Report for the year ended December 31, 2025.

During the six months ended June 30, 2026, no options were granted, exercised, forfeited, cancelled or expired.

The following table summarizes the Company’s options outstanding as of June 30, 2026:

Exercise Price	Options Outstanding	Aggregate Intrinsic Value	Weighted-average remaining contractual life
$0.002	1,602,083	$461,400	6.8 years
$2.00	717,875	-	8.2 years
$9.00	352,125	-	8.4 years
Total	2,672,083	$461,400	7.4 years

The weighted-average remaining contractual lives were determined based on the contractual expiry dates of the underlying option awards. The relevant awards expire between December 2031 and November 2034.

The aggregate intrinsic value (the difference between the share price on June 30, 2026, and the exercise prices multiplied by the number of in-the-money options) represents the total intrinsic value that would have been received by the option holders had they exercised all in-the-money options as at June 30, 2026. This amount changes based on the fair value of our ordinary shares.